Ventas Acquisition of Sunrise Senior Living REIT April 4, 2007 Exhibit 99.1

Disclaimers

Certain statements contained herein may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. These statements include those related to the proposed acquisition of Sunrise REIT by Ventas. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual or future results, outcomes or performance of Ventas to differ materially from any future results, outcomes or performance expressed or implied by such forward-looking statements.
Such factors include, among others, the risks and uncertainties associated with the proposed acquisition of Sunrise REIT, including Ventas’ ability to successfully complete the transaction on the contemplated terms, to timely and fully realize the expected revenues and cost savings therefrom, and to obtain required unitholder approvals as well as the risks that the transaction will not close or that such closing will be delayed, and the risks, uncertainties and other factors set forth in Ventas’ Annual Report on Form 10-K for the fiscal year ended December 31, 2006.
This analysis has been prepared by Ventas and is based on publicly available information. It has not been approved by Sunrise REIT or its management and is NOT a solicitation made by or on behalf of Sunrise REIT management.  In addition, nothing contained herein should be construed as an attempt by Ventas to seek directly or indirectly the power to act as proxyholder for any unitholder of Sunrise REIT in connection with the proposed transaction.

Transaction Overview

The Ventas / Sunrise Transaction is an all cash, fully financed deal
Only deal on the table for Sunrise REIT
CAD 15.00 per unit price
36% premium to Sunrise REIT unit price on 1/12/07
41% premium to Sunrise REIT average unit price in the week of 1/8/07
TD Securities issued fairness opinion
100% cash
Fully financed
Fully negotiated operating agreement with Sunrise Senior Living Inc.
5.5% cap rate on 4Q06 run-rate NOI is lowest ever paid for assisted living portfolio
>23x FFO multiple  based on 4Q06 run rate FFO
Ready to close
Expected closing: April 13, 2007

October
13
Early
December
Early
January
January
14
January
15
February
14
March
6
March
7
March
23
April
2
The Ventas / Sunrise Transaction Received Unanimous Approval
from Both Boards After a Full Process
4
Ventas is prepared to close the transaction as agreed upon
October 2006 December 2006 January 2007
February 2007
March 2007
Sunrise
engages TD
Securities
First round
indications
due
2nd round
indications
due
Ventas and
HCP selected
Ventas
proposal
approved
by Sunrise
Special
Committee
and Board
HCP withdraws
because unable to
negotiate acceptable
agreement with
Sunrise, Inc.¹
Ventas /
Sunrise
transaction
announced
at CAD
15.00 per
unit
HCP first
conditional
proposal;
REIT
Trustees
determine
they can not
consider
Ontario
court rules
HCP
violated
standstill
obligations
and
proposals
were not
bona fide
offers
HCP
withdraws
bid
Appeal court
rules HCP
violated
standstill
obligations
7 CDAs
signed
Sunrise REIT
announced
4Q06 and full
year 2006
result, which
were below
Street
expectations²
Final bids
due
____________________
(1) Source: Warren Affidavit.
(2) First Call consensus of 4Q06 FFO of CAD 0.20/share and FY 2006 FFO of CAD 0.77/share, as of April 2, 2007.
April 2007
Sunrise REIT
required to
enforce HCP’s
standstill
obligations
Sunrise
REIT
required to
enforce
HCP’s
standstill
obligations

Ventas Understands the Complexity of the Deal

Ventas has the experience necessary to successfully navigate deal complexity
Negotiations with
Sunrise Inc.
Diligence on
unfiled financials
Unionization
Complex JV
structure
Tax and REIT
structure
considerations
International
tax
Operating
structure

8.00
10.00
12.00
14.00
CAD 16.00
12/23/04 3/16/05 6/7/05 8/30/05 11/21/05 2/12/06 5/7/06 7/29/06 10/20/06 1/12/07
Full Valuation for Sunrise
6
Sunrise Trading
Price
1/12/07:
CAD 11.05
Offer Price:
CAD 15.00
____________________
Source:  FactSet as of January 12, 2007.
(1) FFO multiples based on First Call consensus estimates of 1-year forward FFO per share of CAD 0.83 as of January 12, 2007.
Offer Price and Multiple exceeds every trading level since IPO
8.0
10.0
12.0
14.0
16.0
18.0
20.0
22.0
24.0x
3/31/05 6/11/05 8/22/05 11/3/05 1/14/06 3/28/06 6/8/06 8/20/06 10/31/06 1/12/07
2005
Max 13.1x
Average 11.3
Min 9.7
2006
Max 13.0x
Average 12.0
Min 10.0
Sunrise Trading
FFO Multiple
1
1/12/07:
13.3x
Implied CY ’07
FFO Offer
Multiple
1
:
18.1x
4Q06 Annualized
FFO Offer
Multiple:
23.4x
FFO Multiple

$8.00
$10.00
$12.00
$14.00
$16.00
One Week
Average
52 Week
Average
All Time High
(10/3/05)
Significant Premium for Investors By Any Metric
7
____________________
Source: SDC as of March 15, 2007. Note: For All Cash deals, assumes deals with transaction value between $1 and $4 billion in any industry of all-cash consideration. For REIT deals, assumes deals with transaction value between $0 and $4 billion of varying consideration mixes only in the REIT space. (1) Premium over prior one week average.
Offer Price:
CAD 15.00
41%
premium
36%
premium
9%
premium
Significant premium over Sunrise prices Significant premium vs. other deals
11%
15%
25%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
All Cash Deal All REIT
Deals
2006 REIT
Deals
Offer Premium:
41%
1
Last 5 years

5.8%
6.3%
6.8%
7.3%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
Health Care REIT /
Windrose
HCP /
CNL
Chartwell /
Bristal
Fortress /
Holiday Retirement
Transaction Value Represents Healthy Cap Rate
8
Cap rate paid in-line with or better than all
recent comparable transactions
Cap Rate
Acquiror /
Target
Ventas
2007E
1
:
6.0%
____________________
(1) Per Ventas press release dated January 15, 2007, including expenses in purchase price.
(2) Based on approximately CAD 144.6 million of 4Q06 annualized NOI post management fee after adjustment for minority interest. Exchange rate of 0.867 USD/CAD.
One-quarter of results may not accurately represent results for a full year. Sunrise REIT acquired substantial properties in September 2006.  4Q 2006 was the first quarter in which
Sunrise REIT owned substantially all its properties.
6.2%
6.3%
6.8%
7.1%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
HCP / Aegis HCP /
CNL
Chartwell /
Bristal
Omers /
Senior Resource
Best
/ lowest cap rate ever paid for assisted
living assets
Ventas / Sunrise
4Q06 Annualized
2
:
5.5%

Price per unit comparison is 44% premium to
Sunrise REIT’s paid cost
1
$373
$259
$0
$50
$100
$150
$200
$250
$300
$350
$400
Sunrise REIT Ventas
Transaction Represents a Premium to Asset Valuation
9
44%
Premium
($ ‘000s)
____________________
(1) Based on 5,983 suites defined as units; Sunrise REIT’s cost per unit is the weighted average cost since its IPO in December
2004.
$263
$340
$180
$450
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
Chartwell / Bristal HCP / CNL Omers /
Senior Resource
HCP / Aegis
…And at a premium to Assisted Living
transactions
Ventas / Sunrise
1
:
$373 per unit
($ ‘000s)
Transaction Date 1/2007 10/2006 12/2005 8/2005

Positive Analyst Reaction to the Ventas Deal – Fully Values Sunrise REIT

____________________
Source:  Wall Street research.
“Overall, we think VTR is paying a lot for the Sunrise portfolio, possibly at the high end of an acceptable range ”
-BMO Capital Markets, 1/16/2007
“Given the premium and the challenges SZR was facing (high payout ratio, high leverage, difficulty in meeting consensus growth expectations, etc.), we believe the Ventas bid has a high probability of being approved by unitholders . Moreover, we believe the probability of receiving a higher bid is low, as we understand SZR ran a fairly full auction process ”
- BMO Capital Markets, 1/15/2007
“The Ventas offer was supported by the boards of both Sunrise REIT and Ventas, and was agreed to following a competitive bid process in which HCP participated”
- CIBC World Markets, 2/16/2007
“We believe the offer represents full value and reflects the strong institutional demand for high-quality seniors housing properties and portfolios, particularly lighter care, assisted and independent living segments The offer is attractive and fair an d should be accepted”
- CIBC World Markets, 1/15/2007
“Ventas is paying Cdn$15 for shares of SZR, a 36% premium to Friday’s closing price, though the shares have underperformed since its IPO in December 2004 (went public at Cdn$10)”
- Citigroup, 1/16/2007
“While the deal is expensive (initial cap of 6.2%, 36% premium to SZR stock price), it is in line with recent deals for Class A assets (i.e. the HCP/CNL deal )”
-UBS, 1/16/2007
….

Substantial Downside to Rejecting the Ventas Transaction

What will happen to Sunrise REIT unit if the Ventas deal is rejected by unit holders?
Sunrise REIT unit was trading at CAD 11.05 before announcement of Ventas transaction
Sunrise REIT AIF states market price may be adversely affected with no certainty of alternative transactions
4Q06 FFO missed Street estimate consensus by 20%
1
AIF notes significant costs and expenses for proposed transaction could have material adverse effect and reduce cash resources
Litigation exposure
AIF notes risk of further litigation which could have a material adverse effect
Substantial doubt that an alternative transaction could be achieved
Transaction has been public for months and no other bidders have emerged
HCP has withdrawn its proposal
Increasingly volatile REIT capital markets heighten future execution risk
____________________
(1) 4Q06 FFO of CAD 0.16/share vs. First Call consensus of CAD 0.20/share as of April 2, 2007.

No Other Deals
Was HCP ever a credible bidder for Sunrise REIT?  Offer is withdrawn. HCP:
was unable or unwilling to negotiate a deal with Sunrise, Inc., even after seeing Ventas'
agreement with Sunrise, Inc.
made three conditional proposals, all rejected by the Sunrise REIT Board for conditionality continually stated that it needed additional due diligence
faces litigation exposure
Sunrise REIT’s value to a third party diminished by:
Sunrise REIT litigation exposure
4Q06 and FY 2006 results from Sunrise REIT
CAD 40 million break up fee payable to Ventas
REIT market down significantly since mid-February
What does history suggest HCP would do in that situation?
"If a VTR/SZR deal fails to close, we think HCP would likely revise its offer given an improved bargaining position. Our dealings with Mr. Jay Flaherty (CEO of HCP) lead us to believe he has too much business acumen not to attempt to extract more value for his company if an improved negotiating position swings his way.“ - UBS, 3/7/07
See also CNL proxy

Underperformance of Sunrise REIT in 2006

____________________
Source: FactSet. Note: For the period of 1/1/06 – 12/31/06.
(1) Canadian REITs include RioCan REIT, H&R REIT, Calloway REIT and Boardwalk REIT.
(2) US Healthcare REITs include Ventas, Nationwide Health Properties, Health Care Property Investors, Healthcare REIT, Healthcare
Realty Trust, Senior Housing Properties Trust, Omega Healthcare Investors, National Health Investors and LTC Properties
(3) Morgan Stanley REIT Index.
14%
30%
36%
22%
(21%)
(25%)
(15%)
(5%)
5%
15%
25%
35%
45%
Sunrise REIT Canadian REITs US Healthcare REITs REIT Index S&P 500
1 2 3

The Best Value Proposition for Sunrise
All cash transaction
Certainty of closing – Ventas only game in town
Significant Premium to historical prices and multiples
Full valuation vs. comparable REIT transactions
Unanimous Board approval by both Companies (including Special
Committee of Sunrise REIT)
No certainty as to whether HCP would provide a bona fide offer and at what price
Choppy REIT market increases uncertainty
14
Following a robust sell side process, Ventas and Sunrise entered into a transaction which will provide the highest available value to Sunrise unit-holders